Exhibit 10.15.6
LETTER AMENDMENT No. 6
Dated as of January 3, 2007
M&I Marshall & Ilsley Bank
651 Nicollet Mall
Minneapolis, Minnesota 55402-1611
Ladies/Gentlemen:
     We refer to the Revolving Credit and Term Loan Agreement dated as of October 17, 2003, as amended (the “Credit Agreement”) between you and us (under our former name of MedAmicus, Inc.). Unless otherwise defined in this letter amendment, terms defined in the Credit Agreement are used in this letter amendment as defined in the Credit Agreement.
     It is hereby agreed by you and us as follows:
The Credit Agreement is, effective the date first above written, hereby amended as follows:
(a)	Section 2.12 is amended by changing the amount of the Term Note B Commitment to be $5,000,000.00 and by changing the Term Note B Termination Date to be March 31, 2007.
     On and after the effective date of this letter amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in the Notes and the Security Agreement to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.
     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning one counterpart of this letter amendment to us. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by you and us.

Very truly yours,

Enpath Medical, Inc.

By

Its

Agreed as of the date
first above written:

M&I Marshall & Ilsley Bank

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By

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